UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 3 to

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2013

Neohydro Technologies Corp.

(Exact name of registrant as specified in its charter)

Nevada 000-53669 N/A

(State or other jurisdiction (Commission (IRS Employer

of incorporation) File Number) Identification Number)

500 N. Rainbow Blvd., Suite 300, Las Vegas, Nevada 89107

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (702) 321-8249

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement.

On July 19, 2013, the corporation entered into an agreement to purchase Couponz, Inc. The Agreement calls for all of the right, title and interest in and to 100% of the ownership interest in COUPONZ, INC. (the “Ownership Interest”) will be exchanged for the right to receive 24,514,319 shares of preferred stock of NeoHydro Technologies Corp. (the “Exchange Shares”) and $100,000 ($100,000 of which is acknowledged to have previously been received). It is agreed that the preferred shares issued hereunder shall be designated as 1 to 15 voting and 1 to 2.5 convertible to common. Couponz, Inc. is now a wholly-owned subsidiary of NeoHydro and NeoHydro has acquired the business and operations of Couponz, Inc. The Exchange Agreement contains customary representations, warranties, and conditions. It should be noted that David Gasparine, the sole director of NeoHydro Technologies Corp., is also the controlling shareholder of Couponz, Inc., and, as such, this transaction should be considered to be a related-party transaction.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On November 1, 2013, the corporation completed a transaction to purchase Couponz, Inc. Pursuant to the Exchange Agreement, all of the right, title and interest in and to 100% of the ownership interest in COUPONZ, INC. (the “Ownership Interest”) was exchanged for 24,514,319 shares of preferred stock of NeoHydro Technologies Corp. (the “Exchange Shares”) and $100,000 ($100,000 of which is acknowledged to have previously been received). The preferred shares issued hereunder are designated as 1 to 15 voting and 1 to 2.5 convertible to common. Couponz, Inc. is now a wholly-owned subsidiary of NeoHydro and NeoHydro has acquired the business and operations of Couponz, Inc. The Exchange Agreement contains customary representations, warranties, and conditions. The Exchange Shares were issued on November 1, 2013, and at that point the transaction was officially closed. Upon the closing of this transaction, NeoHydro Technologies Corp. is no longer a shell company as defined in Rule 405 of Regulation C and Rule 12b-2 of the Exchange Act. It should be noted that David Gasparine, the sole director of NeoHydro Technologies Corp., is also the controlling shareholder of Couponz, Inc., and, as such, this transaction should be considered to be a related-party transaction. Upon the closing of this transaction, 24,514,319 shares of preferred stock will be held by the former shareholders of Coupons, Inc., and 165,358,040 shares of common stock will be held by the existing shareholders of NeoHydro Technologies Corp.

Item 4.01 Changes in Registrant’s Certifying Accountant.

(1) (i) GBH, CPAs, PC, the principal accountant for the registrant, was dismissed on October 31, 2013.

(ii) The reports of GBH, CPAs, PC on the financial statements of the registrant for the previous two fiscal years did not include any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

(iii) The change in accountants was approved by the Board of Directors.

(iv) During the registrant’s two most recent fiscal years, there were no disagreements with GBH, CPAs, PC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

(2) On October 31, 2013, the registrant engaged Malone Bailey, LLP as its principal accountant. Prior to the engagement, there were no consultations with Malone Bailey, LLP concerning:

(i) the application of accounting principles to a specific transaction, or the type of audit opinion that might be rendered on the registrant’s financial statements; or

(ii) any matter that was either the subject of a disagreement with the previous accountant or a reportable event.

Item 5.01 Changes in Control of Registrant.

On November 1, 2013, the Gasparine family, including David Gasparine, the Company’s sole officer and director, gained control of the registrant. On November 1, 2013, the corporation completed a transaction to purchase Couponz, Inc. Pursuant to the Exchange Agreement, all of the right, title and interest in and to 100% of the ownership interest in COUPONZ, INC. (the “Ownership Interest”) was exchanged for 24,514,319 shares of preferred stock of NeoHydro Technologies Corp. (the “Exchange Shares”) and $100,000 ($100,000 of which is acknowledged to have previously been received). Of the 24,514,319 shares of Series A preferred stock issued in this transaction, 16,000,000 of them were issued to David Gasparine, and an additional 2,000,000 were issued to Mary Gasparine, the mother of David Gasparine and the founding shareholder of Couponz, Inc. The preferred shares issued hereunder are designated as 1 to 15 voting and 1 to 2.5 convertible to common. Therefore, this transaction gives David Gasparine and Mary Gasparine a 50.65% voting control of the Registrant.

Item 5.06 Change in Shell Company Status.

On July 19, 2013, the corporation entered into an agreement to purchase Couponz, Inc. The Agreement calls for all of the right, title and interest in and to 100% of the ownership interest in COUPONZ, INC. (the “Ownership Interest”) will be exchanged for the right to receive 24,514,319 shares of preferred stock of NeoHydro Technologies Corp. (the “Exchange Shares”) and $100,000 ($100,000 of which is acknowledged to have previously been received). It is agreed that the preferred shares issued hereunder shall be designated as 1 to 15 voting and 1 to 2.5 convertible to common. Couponz, Inc. is now a wholly-owned subsidiary of NeoHydro and NeoHydro has acquired the business and operations of Couponz, Inc. The Exchange Agreement contains customary representations, warranties, and conditions. The Exchange Shares will be issued on November 1, 2013, and at that point the transaction will be officially closed. Upon the closing of this transaction, NeoHydro Technologies Corp. will no longer be a shell company as defined in Rule 405 of Regulation C and Rule 12b-2 of the Exchange Act.

The following is information about Couponz, Inc. the creators of the Epoxy app.

General Company Description

Our goal is to provide a simple and easy to use platform for consumers to find business information, including but not limited to product and service descriptions, promotions, loyalty programs, and customer reviews, as well as to provide business owners a simple and easy to use platform to promote their businesses to mobile app users. Through the use of research and development we will be able to continue evolving our platform and features provided for our users.

Couponz’s goals and objectives are as follows:

  Setup a board of advisors that specialize in
    Advertising/PR
    Sales
    Development (App/Web) –Dave
  Short Term
    Reach a specific # of Merchants (Paying Customers)
    Increase # of App Users

                                                              i.      As well as # of x’s a user opens the app (# of interactions)

    Improve Marketing/Branding

                                                              i.      Have “PR” staff visiting businesses (i.e. Epoxy Day) where we show users how the app works

                                                            ii.      Work with (incentivize) employees of businesses

  Medium/Long Term
    Geographical Expansion

                                                              i.      Expand from Vegas to the rest of the South West (1-2 years)

                                                            ii.      Expand from the South West to the Mid-West (2-3 years)

                                                          iii.      Expand Nationally (~5 years)

                                                          iv.      Expand Internationally (<~10 years)

Our primary philosophy is to provide excellent customer service to both app users and merchants, while utilizing feedback through our events, website and mobile app. The mobile application platform gives us an opportunity to seamlessly receive feedback while providing a service. Once feedback has been provided we can then study and then apply this to the system. We believe if you keep the marketing simple, to the point and clean people will be willing to listen and convert. Once a customer is willing to listen, they can be turned into more valuable, loyal customers.

Couponz’s product is marketed to Mobile App Users as well as Business owners.

Our webste address if www.expoxyapp.com.

Products and Services

Epoxy, Couponz’s mobile app, is a “two-part” system that has a server that both a website and a mobile application access. The mobile app allows users to find local businesses that have an Epoxy membership. An app user can navigate to an individual business several ways. App users can find a specific business by searching for the specific name of the business, the category of the business or by the app users location and listed results on a Map View. App users can then filter the results of the businesses in the Map View by category. Once a business is chosen the app user is presented with a Business Landing Page or “BLP”. The BLP displays information about that specific business that the business owner has input including operating hours, locations, menus, phone numbers as well as marketing such as digital loyalty cards and coupons. Within the BLP app users can also create reviews or “Sticky Notes” about that individual business and review other Sticky Notes that have been previously created. When an app user opens a loyalty card or offer the app has a built in scanner that allows the staff to “punch” or “redeem” either offer. A loyalty card is scanned multiple times and once completely filled is valid for a specified offer from the business owner. The app user can collect or “save” filled loyalty cards to redeem at a later time. A coupon is a one-time use offer that once redeemed will disappear from the device and become de-active. A business needs no equipment as the scanner is built into the Epoxy application that is required to scan each unique QR code. Epoxy provides each business with their own unique code that is used to track each loyalty card and offer. Each time an app user redeems an offer or digitally receives a punch the system tracks that information and displays it on a website administration panel for the business owner to track.

The website serves as a merchant login where merchants can access an administration panel that allows them to create their BLP and add digital punch cards, offers, events a and send out direct messages to individuals or groups in real-time. The admin panel also will provide the merchants with analytics such as the number of recipients for these direct messages, the number of punch cards and offers that have been used as well as the individual customers who are recommending that particular business (the referral system is a pending patent). This will allow the merchant to distinguish between different levels of consumers and compensate accordingly. This also adds a level of security and accuracy to the loyalty and coupon program that is not practical with a paper system.

Our pricing for merchants is a simple flat membership fee of $99 a month, without any contracts. The mobile app is free for consumers to download, and is available on both Android and Apple platforms.

Marketing Plan

Our Primary marketing plan is through use of PR. Joining events such as “The Bite of Las Vegas”, an annual food festival in Las Vegas, Nevada which features restaurants from across the Las Vegas Valley, to gain exposure to local markets as well as potential app users.

We have setup successful Focus Groups. Through use of focus groups we can market direct to app users.

“Epoxy Days” where we spend 2 hours at a local business and allow users to receive an addition 10% Off (or custom offer) – this allows us to reach the app users directly promoting more organic growth (users who have exposure to the app through use or at businesses promoting it) as opposed to users seeing it randomly.

We will also be able to market the “Green” Element of Epoxy. The fact is the need for print will be dramatically reduced (nearly eliminated) for merchants.

Economics

Facts about Mobile Markets:

I.     According to TheEpochTimes.com, the research firm Gartner predicts that 2013 would see a total of 102,000,000,000 mobile app downloads on smartphones, with app revenues totaling $26,000,000,000. (Source: The EpochTimes.com, “Mobile Apps in 2013: 102 Billion Downloads, $26 Billion in Sales”, September 23, 2013)

II. Currently consumers have little control over the “shotgun” approach to marketing (i.e. direct mail, text campaigns and even computer ads). Epoxy allows users to take control of who they hear from, giving them a little control over the way in which advertisements are delivered

III.      What barriers to entry do you face in entering this market with your new company? Some typical barriers are:

o    Market Share – Mobile Market

o    Exposure – App users familiarity with our features

o    Market Share – Merchant Market

o    Brand Awareness

o    Sales Structure

IV.  And of course, how will you overcome the barriers?

    Market share and presence has been our primary obstacle. Through the use of PR and events such as “Epoxy Days” we will gain two types of exposure simultaneously. One, we will be able to get the brand awareness out to app users and two, we will be giving them hands on experience and in turn making them more familiar with brand new features.
    Market share in the merchant market will be done through our “claim your location” style of advertising. Merchant locations can be added to the application by not only Couponz staff but by app users as well. By doing this, Couponz sales staff and marketing can be directed at informing business owners that they can “claim” their business via our website, which would entail providing basic information about that business, such as location, phone number, and the like, free of charge. For merchants to utilize our features (i.e. punch cards, offers and analytics) would require joining Epoxy on a month-to-month basis.
    Our sales payment structure will be a commission-based system. At our current state a commission based payment structure is the most conducive to our business.

Product

Our customers view our product as a convenience. Primarily removing the need to store and save paper offers such as coupons or punch cards. Additionally, app users have responded particularly well to the fact that Epoxy is free of charge, and allows the features it does.

Features and Benefits

Mobile App Features:

  Cost, Epoxy is free
  Convenience: Everything is delivered right on consumers device

Epoxy will allow users to see businesses in their area, read reviews and share these businesses with friends with one simple click. Users will also have the ability to redeem offers directly from their device through the use of our patent pending software design via their camera. Users benefit from Epoxy because they can “filter” the amount of advertising they are exposed to while merchants still have a platform to share offers on.

Merchant User Features:

  Cost: very affordable.
  Convenient: Everything from creating offers, adding events and informing customers is now done via our website. Merchants simply login and update their customers base as well as new customers
  Informative: Analytics

Benefits of these features include:

  Saving Time, now merchants can not only update customers immediately and in less than 1 minute, they can also track offer usage (Punch Card and Coupon redemption history)
  Less frustration: by combing all of these features into one central platform, merchants are also provided a much simpler way to advertise.
  Gives merchants “real” as opposed to “theoretical” analytics, meaning that they now can distinguish the actual number of consumers that have “seen” an offer or message. Once this figure is known, merchants can now more accurately market.

Customers

App Users:

•         18-40

•         Male and Female

Merchants:

•         Food and Service Industries

•         Small to medium size businesses

•         Good quality and service

Competition

The primary differentiation between Epoxy and what is available in the current market place is the majority of services available for business owners are more favorable to the consumer rather than to the business owner. Our services were designed to benefit primarily the business owner and secondarily the consumers. Business owners no longer need to split revenues with a marketing company such as Groupon or Living Social and now they can create a profile and send out offers or information to receive the full benefits of the return.

Currently Yelp would be our primary competitor for the “Reviews” feature of Epoxy. Groupon, Living Social and Amazon Deals are competitors for the “Offer” features of Epoxy.

Epoxy has features that have evolved and will continue to evolve directly from user input and interaction. Epoxy’s reviews allow a user not only write reviews about a particular business, but also allows a user to follow fellow users with similar tastes and receive updates when the users they are following write reviews.

Our competitive advantage relies heavily on Mr. Gasparine’s experience in the restaurant industry. His background in owning and operating several restaurants has proven to be an asset to this concept, as he is fully aware of the challenges facing business owners in their marketing decisions, and can easily articulate to business owners the advantages that the Epoxy technology gives them in their marketing plan. Our key features that differentiate Epoxy from the rest are the recommendation and rewarding system and the integration of technologies that allow business owners to sign up and engage without the need of any equipment.

Niche

Our current niche is the small-medium business owner who can benefit from word-of-mouth marketing that don’t have a lot of time to spend towards marketing. Our long term goal is to expand beyond our current niche to include national and regional chains, as well as to continue to serve our core business of small to medium sized independent businesses.

Strategy

Initial Strategy will be to spend time targeting small-medium size businesses that have a positive reputation and good product. Advertising campaigns will be geared towards explaining the benefits of Epoxy membership as well as how simple it is to use.

Secondary Strategy will be affiliated marketing strategies that will enable us to expand our reach through these networks and place our brand into larger national chains.

Promotion

We will primarily utilize a multi-faceted approach to initially promote our business to merchants, including but not limited to billboards, direct contact by sales staff, sales videos, and web-based promotion. Additionally, will also utilize the customer base within the app to help reach our merchants via a word-of-mouth recommendation program the enables users to recommend Epoxy to business owners for a reward.

Promotional Budget

Our initial promotional budget will be $30,000/annually

Pricing

Our pricing is a monthly recurring fee of $99/month and we will not require a contract.

Operational Plan

Development

•         Continued Research and Development (Focus Groups of both merchants/app users)

•         Design improvements (utilizing Bobby Dragulescu’s skills/services)

•         Development (implementing the ideas and feedback into future versions of Epoxy)

Employees

Couponz, Inc. currently has one full-time employee. The Company also utilizes ___ additional independent contractors on a part-time basis.

Properties

Couponz,Inc.’s corporate headquarters are located at 500 N. Rainbow Blvd., Suite 300, Las Vegas, Nevada 89107. Couponz, Inc. does not own any real property.

Legal Proceedings

Neither Couponz, Inc. or NeoHydro Technologies Corp. are involved in any litigation outside the ordinary course of business, the disposition of which would have a material effect upon either our results of operations, financial position, or cash flows.

Management

David Gasparine is the sole officer/director of Couponz, Inc.

Dave Gasparine. Mr. Gasparine started Couponz, Inc in April 2011 from scratch and with a plan to provide an easy to use tool that alleviated the frustrations he experienced while he was operating his other small businesses, Tropical Smoothie Café. Mr. Gasparine owned and operated two Tropical Smoothie Café locations in the greater Las Vegas area from February 2007 to April 2011. Mr. Gasparine held several customer relation positions at the Bellagio, a 5 diamond Las Vegas Resort and Casino from November 1998 to June 2007. Mr. Gasparine’s positions included Senior Valet Attendant and Limo driver; catering to the hotels elite clients. From 2003 to 2007, Mr. Gasparine attended the College of Southern Nevada (CSN) completing an Associates degree of Liberals Arts. Additionally, he attended the University of Las Vegas (UNLV) Engineering program.

Summary Compensation Table

	Annual Compensation				Long-Term Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Other Annual Compensation ($)	Restricted Stock Awards ($)	Securities Underlying Options (#)	LTIP Payouts ($)	All Other Compensation ($)

David Gasparine	2011	-	-	-	-	-	-	-
Officer and Director	2012	-	-	-	-	-	-	-

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information as of the date of this report with respect to the beneficial ownership of our common stock by all persons known to us to be beneficial owners of more than 5% of any such outstanding classes, and by each director and executive officer, and by all officers and directors as a group. Unless otherwise specified, the named beneficial owner has, to our knowledge, either sole or majority voting and investment power.

Title Of Class	Name, Title and Address of Beneficial Owner of Shares	Amount of Beneficial Ownership
			% of Ownership

Series A Preferred*	David Gasparine, President, Secretary, Treasurer and Director	16,000,000	65.27%
Common**	David Gasparine, President, Secretary, Treasurer and Director	40,000,000	17.64%
Series A Preferred	All Directors and Officers as a group (1 person)	16,000,000	65.27%

*The 16,000,000 Series A Preferred Shares issued to Mr. Gasparine give him a total of 240,000,000 votes out of a possible 533,072,825 votes, or 45.02% of the vote in the Corporation.

** The 16,000,000 Series A Preferred Shares issued to Mr. Gasparine are convertible to common shares at a ratio of 2.5 to 1. Thus, if all Series A Preferred Shares were converted to common, then Mr. Gasparine would hold 40,000,000 shares out of 226,647,838 then issued and outstanding

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

There were no transactions since the beginning of the Company’s last fiscal year, or any currently proposed transaction, in which the Company was or is to be a participant and the amount involved exceeds $120,000 and to which any related person had or will have a direct or indir ect material interest.

Our officer and director, Mr. David Gasparine, can be considered a promoter of the Company in consideration of his participation and managing of the business of the Company.

MANAGEMENT’S DISCUSSION AND ANALYSIS OR PLAN OF OPERATION

The Company is an emerging growth company under the Jumpstart Our Business Startups Act.

The Company shall continue to be deemed an emerging growth company until the earliest of--

‘(A) the last day of the fiscal year of the issuer during which it had total annual gross revenues of $1,000,000,000 (as such amount is indexed for inflation every 5 years by the Commission to reflect the change in the Consumer Price Index for All Urban Consumers published by the Bureau of Labor Statistics, setting the threshold to the nearest 1,000,000) or more;

‘(B) the last day of the fiscal year of the issuer following the fifth anniversary of the date of the first sale of common equity securities of the issuer pursuant to an effective registration statement under this title;

‘(C) the date on which such issuer has, during the previous 3-year period, issued more than $1,000,000,000 in non-convertible debt; or

‘(D) the date on which such issuer is deemed to be a ‘large accelerated filer’, as defined in section 240.12b-2 of title 17, Code of Federal Regulations, or any successor thereto.’.

As an emerging growth company the company is exempt from Section 404(b) of Sarbanes Oxley. Section 404(a) requires Issuers to publish information in their annual reports concerning the scope and adequacy of the internal control structure and procedures for financial reporting. This statement shall also assess the effectiveness of such internal controls and procedures.

Section 404(b) requires that the registered accounting firm shall, in the same report, attest to and report on the assessment on the effectiveness of the internal control structure and procedures for financial reporting.

As an emerging growth company the company is exempt from Section 14A and B of the Securities Exchange Act of 1934 which require the shareholder approval of executive compensation and golden parachutes.

The Company has irrevocably opted out of the extended transition period for complying with new or revised accounting standards pursuant to Section 107(b) of the Act.

Liquidity and Capital

The Company had $824 in cash and cash equivalents at audit period ending September 30, 2013 ($492 - December 31, 2012) to meet current obligations, and $1,500 in accounts receivable ($Nil – December 31, 2012). Based on our current available cash, management does not believe the amount on hand is sufficient to support limited operations and expenses for a period greater than two months. The Company is dependent on the financial support and resources of our founding shareholders, until such time that we raise adequate capital to commence our operations and generate sufficient cash flows to meet our requirements. Our founders have expressed support for our necessary cash requirements, however there is no written commitment. We anticipate negative cash flows until we are able to institute our operating plan.

Results of Operations

Operating revenues in the nine months ending September 30, 2013 were $11,800, which were generated through merchant subscriptions for the Company’s services. Our activities have been financed by the proceeds and good will consideration of share subscriptions or through revenues generated via ordinary business activity. From our inception to the date of this prospectus we have raised a total of $87,000 from private offerings of our common stock.

Total expenses in the nine months ending September 30, 2013 were $78,001.  The operating loss for the period is a result of general and administrative expenses in the amount of $28,262, software development expenses in the amount of $32,307, consulting fees in the amount of $10,460, and professional fees in the amount of $6,972.

Plan of Operation

Going Concern

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As shown in the accompanying audited financial statements, the Company has incurred an accumulated deficit of $159,857. During the year ended December 31, 2012, the company had negative cash flows of $95,145. Management has also provided Unaudited Balance Sheet Data stating that the Company has incurred an accumulated deficit of $226,058 for the period from inception (February 18, 2011) to September 30, 2013. These conditions raise substantial doubt about the Company's ability to continue as a going concern.

The pace of the growth of the Company is dependent upon its ability to obtain financing through future profitable operations from the development of its planned business. These conditions raise substantial doubt about the Company's ability to continue as a going concern. These financial statements do not include any adjustments that might arise from this uncertainty.

The financial statements do not include any adjustments relating to the recoverability and classification of recorded assets, or the amounts of and classification of liabilities that might be necessary in the event the Company cannot continue in existence.

Description of Couponz, Inc. Securities

Couponz, Inc. is a private corporation, organized under the laws of the State of Nevada. The Company had 75,000,000 shares authorized, par value $0.001, and 24,514,319 issued and outstanding prior to the transaction with NeoHydro Technologies Corp.

Recent Sales of Unregistered Securities

As more fully described in Item 1.01 above, on July 19, 2013 NeoHydro Technologies Corp. agreed to issue 24,514,319 unregistered shares of its Series A preferred stock to the eight shareholders of Couponz, Inc. in exchange for a one hundred percent (100%) ownership interest of Couponz, Inc. The shares were issued pursuant to the exemption from registration provided by Section 4(2) of the Securities Act. We believe that Section 4(2) is available because the offer and sale did not involve a public offering and there was no general solicitation or general advertising involved in the offer or sale.

Before they received these unregistered securities each shareholder of Couponz, Inc. was known to us and our management, through a pre-existing business relationship, as a long-standing business associate. We did not engage in any form of general solicitation or general advertising in connection with this transaction. They were provided access to all material information, which they requested and all information necessary to verify such information and was afforded access to our management in connection with this transaction. The eight shareholders acquired these securities for investment purposes and not with a view toward distribution, acknowledging such intent to us. They understood the ramifications of their actions. The shares of preferred stock issued contain a legend restricting transferability absent registration or applicable exemption.

Indemnification of Officers and Directors

The Nevada Revised Statutes provides that directors, officers, employees or agents of Nevada corporations are entitled, under certain circumstances, to be indemnified against expenses (including attorney’s fees) and other liabilities actually and reasonably incurred by them in connection with any suit brought against them in their capacity as a director, officer or employee or agent, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, if they had no reasonable cause to believe their conduct was unlawful. This statute provides that directors, officers, employees and agents may also be indemnified against expenses (including attorney’s fees) actually and reasonably incurred by them in connection with a derivative suit brought against them in their capacity as a director, if they acted in good faith and in a manner they reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification may be made without court approval if such person was adjudged liable to the corporation.

Our bylaws provide that we shall indemnify our officers and directors in any action, suit or proceeding unless such officer or director shall be adjudged to be derelict in his or her duties.

Exhibits

No. Exhibits

--- --------

10 Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 22, 2014

Neohydro Technologies Corp.

By: /s/ David Gasparine_______________

David Gasparine, President

Couponz Inc.

FINANCIAL STATEMENTS

September 30, 2013

Page

Balance Sheets as of September 30, 2013 and December 31, 2012

Statements of Operations for the three and nine months ended September 30, 2013 and 2012

Statements of Cash Flows for the nine months ended September 30, 2013 and 2012

Notes to Financial Statements

COUPONZ INC.

BALANCE SHEETS

	September 30, 2013	December 31, 2012
ASSETS
Current
Cash	$824	$492
Accounts receivable	1,500	-
Total Current Assets	2,324	492

Trademark and Patent, net	7,695	7,695

Total Assets	$10,019	$8,187

LIABILITIES
Current
Accounts payable and accrued liabilities	2,751	16,250
Advances from related party	81,532	-
Total Current Liabilities	84,283	16,250

STOCKHOLDERS’ EQUITY (DEFICIT)
Capital stock –
Authorized:
$0.001 par value, 75,000,000 common shares authorized;
24,514,319 common shares issued and outstanding at September 30, 2013 and December 31, 2012	24,515	24,515
Additional Paid-in Capital	127,279	127,279
Accumulated deficit	(226,058)	(159,857)
Total Stockholders’ Equity (Deficit)	(74,264)	(8,063)
Total Liabilities and Stockholders’ Equity (Deficit)	$10,019	$8,187

The accompanying notes are an integral part of these financial statements

COUPONZ INC.

STATEMENTS OF OPERATIONS

For the nine months ended September 30, 2013 and 2012

	Three Months ended		Nine Months ended
	September 30,		September 30,
	2013	2012	2013	2012

Revenue	$6,600	$2,708	$11,800	$10,715

Operating Expenses
Professional fees	-	198	6,972	1,790
Software development expenses	13,327	20,082	32,307	40,300
Consulting fee	12	-	10,460	11,852
General and administrative expenses	2,128	14,902	28,262	24,020
Total operating expenses	15,467	35,182	78,001	77,962

Net (Loss)	$(8,867)	(32,474)	$(66,201)	$(67,247)

Net (loss) per share – basic and diluted	$0.00	(0.00)	$(0.00)	$(0.00)

Weighted average shares outstanding – basic and diluted	24,514,319	23,187,089	24,514,319	22,151,662

The accompanying notes are an integral part of these financial statements

COUPONZ INC.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY

			Additional		Total
	Common Stock		Paid-in	Accumulated	Stockholder’s
	Shares issued	Par Value	Capital	Deficit	Equity
Balance, December 31, 2010		$-	$-	$-	$-
Founder’s shares	18,000,000	18,000	-		18,000
Shares issued for services	1,400,000	1,400	12,600		14,000
Shares issued for related party debt	303,795	304	7,525		7,829
Shares issued for cash	1,652,631	1,653	35,347		37,000
Loss for the period				(51,884)	(51,884)
Balance, December 31, 2011	21,356,426	21,357	55,472	(51,884)	24,945
Shares issued for cash	3,157,893	3,158	71,807		74,965
Loss for the period				(107,973)	(107,973)
Balance, December 31, 2012	24,514,319	24,515	127,279	(159,857)	(8,063)
Loss for the period				(66,201)	(66,201)
Balance, September 30, 2013	24,514,319	24,515	127,279	(226,058)	(74,264)

The accompanying notes are an integral part of these financial statements

COUPONZ INC.

STATEMENTS OF CASH FLOWS

For the nine months ended September 30, 2013 and 2012

	Nine months ended
	September 30,
	2013	2012
Cash flows from operating activities
Net loss	$(66,201)	$(67,247)
Adjustments to reconcile net loss to net cash used in operations:
Changes in operating assets and liabilities:
Accounts receivables	(1,500)	-
Accounts payable	(13,499)	(3,622)
Net cash provided by (used in) operating activities	(81,200)	(70,869)

Cash flows from Investing Activities
Trademark and patent	-	(1,572)
Net cash provided by (used in) investing activities	-	(1,572)

Cash flows from Financing Activities
Advances from related party	81,532	-
Shares issued from private placement	-	74,965
Net cash provided by (used in) financing activities	81,532	74,965

Increase (decrease) in cash during the period	332	2,524
Cash, beginning of period	492	22,244
Cash, end of period	$824	$24,768

Supplemental disclosure of cash flow information:
Cash paid for:
Interest	$-	$-
Income taxes	$-	$-

The accompanying notes are an integral part of these financial statements

COUPONZ INC.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2013

Note 1 – Description of business and basis of presentation

Organization and nature of business

Couponz Inc. is the developer of Epoxy app, an application or "app" for iPhone iOS and Android operating systems. Epoxy is an innovative smart phone application designed and created to conveniently connect business owners and consumers in order to ease marketing frustrations. The mobile app gives loyal customers the ease of keeping track of rewards and punch cards all in one place while also giving opportunities to review and share businesses with friends. In turn, Epoxy provides businesses the ability to reward customers, share offers, and deliver information about special events with their customers. Epoxy designers are dedicated to providing a superior and easy-to-use product for business owners to reward loyal customers.

Couponz Inc has already filed two respective patents with the US Patent office. US Patent # 13/168,763 filed June 24th, 2011 and Patent # 13/404,882 filed on Feb 24th, 2012. The first patent (168,763) covers the ability for a mobile application to use the scanning technology within a mobile device to deliver information to our backend and in turn display analytics to the end user (merchants). The second patent (404,882) covers the analytics system of tracking customers who have "shared," the user who has received the "share" and if that user actually redeemed the "share" within the business.

Note 2 - Summary of Significant Accounting Policies

Basis of presentation

These financial statements are prepared in accordance with generally accepted accounting principles in the United States of America (“US GAAP”).

Estimates

In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the statements of financial condition, and revenues and expenses for the years then ended.  Actual results may differ significantly from those estimates. Significant estimates made by management include, but are not limited to, the assumptions used to calculate stock-based compensation, derivative liabilities, debt discounts and common stock issued for assets, services or in settlement of obligations.

Cash and Cash Equivalents

For purposes of reporting within the statements of cash flows, the Company considers all cash on hand, cash accounts not subject to withdrawal restrictions or penalties, and all highly liquid debt instruments purchased with a maturity of three months or less to be cash and cash equivalents.

Property and Equipment

Property and equipment are recorded at cost. Depreciation and amortization on property and equipment are determined using the straight-line method over the three to five year estimated useful lives of the assets.

Capitalized Software Costs

Software costs incurred internally in creating computer software products are expensed until technological feasibility has been established upon completion of a detailed program design.  Thereafter, all software development costs are capitalized until the point that the product is ready for sale, and are subsequently reported at the lower of unamortized cost or net realizable value. The Company periodically reviews capitalized software costs for impairment where the fair value is less than the carrying value. As of September 30, 2013, all capitalized software costs related to the development of the application were expensed because technological feasibility had been established.

COUPONZ INC.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2013

Note 2 - Summary of Significant Accounting Policies (continued)

Trademark and Patent (Intangible assets)

Trademark(s) and patent(s) are recorded at cost. Amortization on trademark(s) and patent(s) are determined by their economic life. The Company has made application for certain trademarks and patents, the approval for which applications is currently pending as at the date of this report.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, services have been rendered, the sales price is fixed or determinable, and collectability is reasonably assured. This typically occurs when customers are invoiced for their monthly membership fee.

Impairment of Long-Lived Assets

Long-lived assets are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable through the estimated undiscounted cash flows expected to result from the use and eventual disposition of the assets. Whenever any such impairment exists, an impairment loss will be recognized for the amount by which the carrying value exceeds the fair value. During the period ended September 30, 2013 and 2012, there was no impairment of long-lived assets.

Allowance for Doubtful Accounts

We establish an allowance for bad debts through a review of several factors including historical collection experience, current aging status of the customer accounts, and financial condition of our customers. We do not generally require collateral for our accounts receivable. Our allowance for doubtful accounts was $0 as of September 30, 2013 and 2012.

 Fair Value of Financial Instruments

The Company’s financial instruments consist of cash, receivables, payables, and due to related party. The carrying amount of cash, receivables and payables approximates fair value because of the short-term nature of these items. The carrying amount of the notes payable approximates fair value as the individual borrowings bear interest at market interest rates.

Income Taxes

The Company accounts for income taxes in accordance with Accounting Standards Codification (“ASC”) Topic 740, Income Taxes, which requires that the Company recognize deferred tax liabilities and assets based on the differences between the financial statement carrying amounts and the tax bases of assets and liabilities, using enacted tax rates in effect in the years the differences are expected to reverse. Deferred income tax benefit (expense) results from the change in net deferred tax assets or deferred tax liabilities. A valuation allowance is recorded when it is more likely than not that some or all deferred tax assets will not be realized.

Stock based compensation

We account for stock based compensation in accordance with FASB ASC 718 which requires companies to measure the cost of employee services received in exchange for an award of an equity instrument based on the grant-date fair value of the award. For stock-based awards granted on or after January 1, 2006, stock-based compensation expense is recognized on a straight-line basis over the requisite service period. In prior years, we accounted for stock-based awards under APB No. 25, “Accounting for Stock Issued to Employees.” We account for non-employee share-based awards in accordance with FASB ASC 505-50.

COUPONZ INC.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2013

Note 2 - Summary of Significant Accounting Policies (continued)

Loss per Common Share

The Company computes loss per share in accordance with ASC 260, “Earnings per Share” which requires presentation of both basic and diluted earnings per share on the face of the statement of operations. Basic loss per share is computed by dividing net loss available to common shareholders by the weighted average number of outstanding common shares during the period. Diluted loss per share gives effect to all dilutive potential common shares outstanding during the period. Dilutive loss per share excludes all potential common shares if their effect is anti-dilutive.

Recent Accounting Pronouncements

The Company reviews new accounting standards as issued and does not believe there would be a material impact on these financial statements.

Note 3 – Going Concern

At September 30, 2013, the Company had net a working capital deficit. In addition, the Company believes that its existing capital resources may not be adequate to enable it to execute its business plan. These conditions raise substantial doubt as to the Company’s ability to continue as a going concern. The Company estimates that it will require additional cash resources during 2013 and into fiscal 2014 based on its current operating plan and condition. The Company expects cash flows from operating activities to improve, primarily as a result of an increase in revenue and a decrease in certain operating expenses, although there can be no assurance thereof. The accompanying consolidated financial statements do not include any adjustments that might be necessary should we be unable to continue as a going concern. If we fail to generate positive cash flow or obtain additional financing, when required, we may have to modify, delay, or abandon some or all of our business and expansion plans.

Note 6– Advances from Related Party

During the nine months ended September 30, 2013, the Company received $81,532 from Neohydro Technologies Corp. which will be applied to the $100,000 payment requirement of the share exchange agreement as noted below in Note 7. This amount is unsecured and non-interest bearing.

Note 7 – Commitments

On July 19, 2013, the Company entered into a share exchange agreement with Neohydro Technologies Corp.(“Neohydro”). Under the share exchange agreement, Neohydro is to acquire 100% of the outstanding shares of Couponz. Pursuant to the agreement, the Company will receive 24,514,319 shares of preferred stock of Neohydro in exchange for 100% of the ownership interest in Couponz and the Company will also receive $100,000 of which $81,532 has been advanced as of September 30, 2013. It is agreed that the preferred shares of Neohydro shall be designated as 1 to 15 voting and 1 to 2.5 convertible to common shares of Neohydro. (refer to Note 8 – Subsequent Events)

COUPONZ INC.

NOTES TO THE FINANCIAL STATEMENTS

September 30, 2013

Note 8 – Subsequent Events

On November 1, 2013, the Neohydro completed the acquisition of Couponz, and we became a wholly-owned subsidiary of the Company. Under the agreement, Neohydro acquired 100% of our common stock in exchange for the issuance of 24,514,319 shares of preferred stock of Neohydro and $100,000 (the full amount of which had been received prior to closing). The preferred shares issued are designated as 1 share of preferred  to carry 15 shares of common voting rights and to be convertible to common on the basis of 2.5 shares of common for each 1 share of preferred. Mr. David Gasparine, the sole director of NeoHydro, is also the controlling shareholder of Couponz and, as such, the transaction is considered to be non- arm’s length.

EXHIBIT INDEX

No. Exhibits

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10 Exchange Agreement